Loan Commitments	12 Months Ended
Jun. 30, 2020
Disclosure Text Block Supplement [Abstract]
LOAN COMMITMENTS

NOTE J - LOAN COMMITMENTS

The Banks are a party to financial instruments with off-balance-sheet risk in the normal course of business to meet the financing needs of their customers, including commitments to extend credit. Such commitments involve, to varying degrees, elements of credit and interest-rate risk in excess of the amount recognized in the consolidated statements of financial condition. The contract or notional amounts of the commitments reflect the extent of the Banks’ involvement in such financial instruments.

The Banks’ exposure to credit loss in the event of nonperformance by the other party to the financial instrument for commitments to extend credit is represented by the contractual notional amount of those instruments. The Banks use the same credit policies in making commitments and conditional obligations as those utilized for on-balance-sheet instruments.

At June 30, 2020 and 2019, the Banks had the following outstanding loan commitments:

	2020		2019
(in thousands)	Fixed	Variable	Fixed	Variable
Unused commitment:
Revolving, open-end lines secured by real estate	$--	$10,354	$--	$9,520
Commitments to fund real estate construction loans	854	8,443	2,715	3,386
Other unused commitment:
Commercial and industrial loans	2,541	--	2,156	--
Other	1,576	2,454	1,145	1,240
Letters of credit	--	--	--	--

Commitments to make loans are generally made for periods of 60 days or less. The fixed rate loan commitments at June 30, 2020 totaled $854,000 and had interest rates ranging from 3.25% to 6.00% and maturities ranging from 1 year to 30 years. The fixed rate loan commitments at June 30, 2019 totaled $2.7 million and had interest rates ranging from 3.75% to 7.00% with maturities ranging from 7 years to 20 years.